                                                               Execution Copy



                                 AMENDMENT NO. 2
                                       TO
                    SECURITIES PURCHASE AND HOLDERS AGREEMENT

                  AMENDMENT NO. 2 (this "Amendment"), dated as of May 31, 2000, to the Securities Purchase and Holders Agreement, dated as of August 13, 1999, by and among Intersil Holding Corporation, a Delaware corporation (the "Company"), Sterling Holding Company, LLC, a Delaware limited liability company, Manatee Investment Corporation, a Delaware corporation, Intersil Prism, LLC, a Delaware limited liability company, Citicorp Mezzanine Partners, L.P., a Delaware limited partnership, William N. Stout, and the individuals and trust(s) listed as "Management Investors" on Schedule I thereto and who joined the Original Stockholders Agreement, as provided therein, as "Management Investors" (collectively, the "Management Investors"), as amended by Amendment No. 1 to the Securities Purchase and Holders Agreement dated as of December 13, 1999 (the "Original Stockholders Agreement").

                                   Background

         A. The parties hereto are parties to the Original Stockholders
Agreement.

         B. The parties hereto desire to amend the Original Stockholders Agreement, in accordance with the requirements of Section 9.3 thereof, and upon the terms and conditions and in the manner set forth below.

                                      Terms

            In consideration of the mutual covenants contained herein and intending to be legally bound hereby, the parties hereto agree as follows:

            1. Definitions. Unless otherwise defined herein, capitalized terms used herein without definition shall have the meanings ascribed to them in the Original Stockholders Agreement.

            2. Amendments to Original Stockholders Agreement.

            2.1. Section 1.1. Section 1.1 of the Original Stockholders Agreement is hereby amended by replacing the definition of "Purchase Number" as follows:

            "Purchase Number" has the meaning set forth in Section 7.2(a) of this Agreement.

            2.2. Sections 4.9, 5.5 and 5.7. Sections 4.9, 5.5 and 5.7 of the Original Stockholders Agreement are hereby deleted in their entirety.

            2.3. Section 5.8. Section 5.8 of the Original Stockholders Agreement is hereby amended by adding a subsection (f) as follows:

                 (f) Notwithstanding the foregoing, the employment of Chin Bin Teh by ChipPAC shall not violate the provisions of this Section 5.8.

            2.4. Section 6.2. Section 6.2 of the Original Stockholders Agreement is hereby amended to read, in its entirety, as follows:

                 6.2 Directors and Voting Agreements. Each Investor shall take, at any time and from time to time, all action necessary (including, without limitation, voting the Class A Common Stock owned by him, her or it, calling special meetings of stockholders and executing and delivering written consents) to ensure that the Board of Directors of the Company is composed at all times of up to seven persons, determined as follows: (i) the chief executive officer of the Company; (ii) one individual designated by Sterling; (iii) up to four independent directors, who shall be designated by Sterling (to the extent permitted by applicable law as determined by Sterling in its sole discretion), subject to the right of the holders of a majority of the outstanding shares of Class A Common Stock (including any shares of Class A Common Stock held by Sterling) to veto the election of any such independent director, provided that in the event that Sterling concludes that it is unable to designate, or elects not to designate for any reason, one or more of such independent directors or the election of any such independent director is not approved by the holders of a majority of the outstanding shares of Class A Common Stock, such directorship(s) shall not be filled by the remaining members of the Company's Board of Directors but shall remain vacant until the election of a director designated by Sterling to fill such vacancy in accordance with this Section 6.2; and (iv) at all times, but only at such times, when the Board of Directors of the Company includes four independent directors determined in accordance with clause (iii) of this Section 6.2, one additional individual designated by Sterling, and provided that, notwithstanding clauses (i) through (iv) of this
Section 6.2, if Sterling at any time owns of record in excess of 50% of the Class A Common Stock then outstanding, then the Board of Directors of the Company shall consist of the chief executive officer of the Company and up to six individuals designated by Sterling in its sole discretion. The initial directors named pursuant to this Section 6.2 shall be Gregory L. Williams, James
A. Urry and Gary E. Gist.

            2.5. Section 6.6. Section 6.6 of the Original Stockholders Agreement is hereby amended to read, in its entirety, as follows:

                 6.6 Termination of Voting Agreements. The voting agreements in Sections 6.2, 6.3, 6.4 and 6.5 shall terminate on the earlier of (i) the date the Company consummates a Public Offering (if requested by the underwriter with respect to such offering or in any event as to Harris) and (ii) the date when Sterling and its Permitted Transferees and their respective Affiliates no longer own at least 15% of the issued and outstanding Common Stock.

            2.6. Section 7.1. The first sentence of Section 7.1 of the Original Stockholders Agreement is hereby deleted in its entirety.

            2.7. Section 7.2(a). Section 7.2(a), but not its subsections unless otherwise provided herein, of the Original Stockholders Agreement is hereby amended to read, in its entirety, as follows:

                 (a) General Terms. In the event that on or prior to March 1, 2001, any Management Investor shall cease to be employed by the Company for any reason (including, but not limited to, death, temporary or permanent disability, retirement at age 62 or more under the Company's normal retirement policies, resignation or termination by the Company with or without Cause), such Management Investor (or such Management Investor's heirs, executors, administrators, transferees, successors or assigns) shall give prompt notice to the Company of such termination (except in the case of termination by the Company with or without Cause), and the Company, or one or more designee(s) selected by a majority of the members of the Board of Directors, shall have the right and option at any time within 90 days after the later of the effective date of such termination of employment (the "Termination Date") or the date of the Company's receipt of the aforesaid notice, to purchase from such Management Investor, any Person purchasing Securities hereunder on behalf of such Management Investor, or such Management Investor's or Person's heirs, executors, administrators, transferees, successors or assigns, as the case may be, 20% of the Incentive Shares then owned by such Management Investor (such number of Incentive Shares being the "Purchase Number") and such Management Investor's Permitted Transferees at a purchase price equal to the Option Purchase Price as defined in Section 7.2(a)(ii)(A) below. The Company or its designee(s) shall give notice to the terminated Management Investor (or such Management Investor's heirs, executors, administrators, transferees, successors or assigns) of its intention to purchase Incentive Shares at any time not later than 90 days after the Termination Date. (The right of the Company and its designee(s) set forth in this Section 7.2 to purchase a terminated Management Investor's Incentive Shares is hereinafter referred to as the "Purchase Option"). As a condition to purchasing a Management Investor's Incentive Shares pursuant to this Section 7.2, any designee(s) selected by the Board of Directors must agree in writing to assume the Company's obligations under Section 7.2(a)(iii). A designee's agreement to assume such obligations will relieve the Company of its obligations under Section 7.2(a)(iii) with regard to the particular terminated Management Investor and such Management Investor shall thereafter have no recourse against the Company under Section 7.2(a)(iii).

            2.8. Section 7.2(a)(ii)(A). Section 7.2(a)(ii)(A) of the Original Stockholders Agreement is hereby amended to read, in its entirety, as follows:

                 (ii) Option Purchase Price. (A) If the Management Investor shall be terminated by the Company for any reason (including, but not limited to, normal retirement at age 62 or more under the Company's normal retirement policies, voluntary resignation or termination by the Company with or without Cause), other than for death or temporary or permanent disability, the "Option Purchase Price" for the Incentive Shares to be purchased from such Management Investor or such Management Investor's Permitted Transferees pursuant to the Purchase Option shall equal the price set forth in the table below opposite the applicable Termination Date of such Management Investor:

If the Termination Date Occurs:            Option Purchase Price
-------------------------------            ---------------------

On or after March 1, 2000                  Adjusted Cost Price multiplied by
                                           the Purchase Number

After March 1, 2001                        Not applicable

If the Management Investor shall be terminated by the Company for death or temporary or permanent disability prior to March 1, 2001, the Board of Directors shall determine the Option Purchase Price applicable for the Incentive Shares to be purchased from such Management Investor or such Management Investor's Permitted Transferees pursuant to the Purchase Option and shall notify the Company of such Option Purchase Price within 60 days after the Management Investor's Termination Date; provided, however, that the Option Purchase Price shall in no event be less than the Adjusted Cost Price multiplied by the Purchase Number.

            2.9. Section 7.2(a)(ii)(B). Section 7.2(a)(ii)(B) of the Original Stockholders Agreement is hereby deleted in its entirety.

            2.10. Section 7.2(a)(iv). Section 7.2(a) of the Original Stockholders Agreement is hereby amended by adding a subsection (iv) as follows:

                  (iv) With respect solely to Chin Bin Teh, the reference in the first sentence of Section 7.2(a) to cessation of the Management Investor's employment with the Company is replaced with a reference to cessation of the Management Investor's employment with ChipPAC and the corresponding reference to the effective date of such termination of employment refers to the termination of employment of such Management Investor with ChipPAC.

            2.11. Section 7.3. Section 7.3 of the Original Stockholders Agreement is hereby deleted in its entirety.

            2.12. Section 7.6. Section 7.6 of the Original Stockholders Agreement is hereby amended by adding a subsection (c) as follows:

                  (c) Notwithstanding the foregoing, the employment of Chin Bin Teh by ChipPAC shall not violate the provisions of this Section 7.6.

            2.13. Sections 7.7 and 7.9. Sections 7.7 and 7.9 of the Original Stockholders Agreement are hereby deleted in their entirety.

            2.14. Section 9.6. Section 9.6 of the Original Stockholders Agreement is hereby amended to read, in its entirety, as follows:

                  9.6 Successors and Assigns; Entire Agreement. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns and executors, administrators and heirs; provided that, in the event Sterling distributes the Shares held by it to its members, the rights of

Sterling shall inure to the benefit of the distributee of a majority of the Shares previously held by Sterling. Except for any agreement entered into between the Company and a Management Investor with respect to the vesting of Incentive Shares existing as of the date hereof which shall for such purpose supersede this Agreement, this Agreement, together with the Registration Rights Agreement, sets forth the entire agreement and understanding among the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

            2.15. Section 9.21. Section 9.21 of the Original Stockholders Agreement is hereby deleted in its entirety.

            2.16. Schedule I. Schedule I to the Original Stockholders Agreement is hereby replaced and superseded by Schedule I attached hereto. All references to Schedule I in the Original Stockholders Agreement shall hereafter be deemed to be references to the attached Schedule I.

            3. Effectiveness. This Amendment shall take effect as of the date first set forth above.

            4. Miscellaneous.

            4.1. Headings. The headings preceding the text of the sections and subsections of this Amendment are for convenience of reference only and shall not constitute a part of this Amendment, nor shall they affect its meaning, construction or effect.

            4.2. Counterparts. This Amendment may be executed in counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same instrument.

            4.3. No Effect on Employment. Nothing herein contained shall confer on any Management Investor the right to remain in the employ of the Company or any of its subsidiaries or Affiliates.

            4.4. Governing Law. This Amendment shall be governed by and construed in accordance with the internal law of Delaware, without giving effect to principles of conflicts of law.

            4.5. Incorporation of Amendment. On and after the date hereof each reference in the Original Stockholders Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall be a reference to the Original Stockholders Agreement as amended hereby.

            4.6. Continued Effectiveness of Original Stockholders Agreement. Except as specifically amended above, all terms of the Original Stockholders Agreement shall remain unchanged and in full force and effect.

                  IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date first written above.


                                 INTERSIL HOLDING CORPORATION


                                 By:  /s/ Gregory L. Williams
                                     ----------------------------------------
                                     Name:  Gregory L. Williams
                                     Title: Chief Executive Officer


                                 STERLING HOLDING COMPANY, LLC

                                 By:  /s/ James A. Urry
                                     ----------------------------------------
                                     Name:  James A. Urry
                                     Title: Authorized Signatory


                                 MANATEE INVESTMENT CORPORATION


                                 By:  /s/ David S. Wasserman
                                     ----------------------------------------
                                      Name:  David S. Wasserman
                                      Title: Vice President-Treasurer


                                 CITICORP MEZZANINE PARTNERS, L.P.


                                 By: /s/ Richard E. Mayberry, Jr.
                                     ----------------------------------------
                                     Name:  Richard E. Mayberry, Jr.
                                     Title: Managing Director



                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                 MANAGEMENT INVESTORS:

                                 MICHAEL W. ALTHAR & MICHELLE J.
                                 ALTHAR REVOCABLE TRUST


                                 By: /s/ Michael W. Althar
                                     ----------------------------------------
                                         Michael W. Althar, Trustee

                                      Matthew Althar   /s/ Michael Althar
                                 --------------------------------------------
                                      Matthew Althar

                                      Adam Althar      /s/ Michael Althar
                                 --------------------------------------------
                                      Adam Althar

                                  /s/ Lawrence J. Ciaccia
                                 --------------------------------------
                                      Lawrence J. Ciaccia

                                  /s/ Marcia Ciaccia
                                 --------------------------------------
                                      Marcia Ciaccia

                                 LAWRENCE J. CIACCIA & MARCIA R.
                                 CIACCIA TRUST DATED 1/20/00 fbo
                                 MICHAEL L. CIACCIA


                                 By:  /s/ David S. Landeta
                                     ----------------------------------------
                                          David S. Landeta, Trustee


                                 LAWRENCE J. CIACCIA & MARCIA R.
                                 CIACCIA TRUST DATED 1/20/00 fbo
                                 LAUREN A. CIACCIA


                                 By:  /s/ David S. Landeta
                                     ----------------------------------------
                                          David S. Landeta, Trustee

                                  /s/ Joseph Ciaccia
                                 --------------------------------------
                                      Joseph Ciaccia

                                  /s/ Julie B. Forbes
                                 --------------------------------------
                                      Julie B. Forbes


                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                  /s/ Peter K. Forbes
                                 --------------------------------------
                                      Peter K. Forbes

                                 PETER K. FORBES & JULIE B. FORBES
                                 TRUST DATED 1/20/00 fbo JENNIFER
                                 LEIGH FORBES


                                 By:  /s/ Laura A. Forbes
                                     ----------------------------------------
                                      Laura A. Forbes, Trustee


                                 PETER K. FORBES & JULIE B. FORBES
                                 TRUST DATED 1/20/00 fbo JAKE P.
                                 FORBES

                                 By:  /s/ Laura A. Forbes
                                     ----------------------------------------
                                      Laura A. Forbes, Trustee

                                  /s/ Raymond T. Ford
                                 --------------------------------------
                                      Raymond T. Ford

                                  /s/ Sandra Ford
                                 --------------------------------------
                                      Sandra Ford

                                 RAYMOND T. FORD AND SANDRA L.
                                 FORD IRREVOCABLE AGREEMENT OF
                                 TRUST DATED JANUARY 31, 2000
                                 BETWEEN RAYMOND T. FORD AND
                                 SANDRA L. FORD, AS SETTLORS AND
                                 WILLIAM FORD, AS TRUSTEE


                                 By:  /s/ William Ford
                                     ----------------------------------------
                                          William Ford, Trustee


                                 MITCHELL FORD


                                 By:  /s/ William Ford
                                     ----------------------------------------
                                          William Ford, Custodian


                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                 CAMERON FORD


                                 By:  /s/ William Ford
                                     ----------------------------------------
                                          William Ford, Custodian


                                 MEGAN FORD

                                 By:  /s/ Robert Ford
                                     ----------------------------------------
                                          Robert Ford, Custodian


                                 CASSANDRA FORD


                                 By:  /s/ Robert Ford
                                     ----------------------------------------
                                          Robert Ford, Custodian


                                 DANIELLE MAZUR


                                 By:  /s/ Sheila Mazur
                                     ----------------------------------------
                                          Sheila Mazur, Custodian


                                 NICHOLAS MAZUR


                                 By:  /s/ Sheila Mazur
                                     ----------------------------------------
                                          Sheila Mazur, Custodian


                                 RAYMOND T. FORD IRA ROLLOVER
                                 DATED 10/14/98

                                 BY:  DEAN WITTER REYNOLDS
                                          CUSTODIAN

                                 By:
                                     ----------------------------------------
                                      Name:
                                      Financial Advisor

                                  /s/ Rick Furtney
                                 --------------------------------------
                                      Rick Furtney

                                  /s/ George Gidzinski
                                 --------------------------------------
                                 George Gidzinski

                                  /s/ Daniel J. Heneghan
                                 --------------------------------------
                                      Daniel J. Heneghan



                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                  /s/ Barbara Heneghan
                                 -------------------------------------
                                      Barbara Heneghan

                                  /s/ Jeffrey G. Mansmann
                                 --------------------------------------
                                      Jeffrey G. Mansmann

                                  /s/ Patricia Mansmann
                                 --------------------------------------
                                      Patricia Mansmann

                                 IRREVOCABLE TRUST AGREEMENT
                                 DATED 1/21/00


                                 By:  /s/ H. Joseph Mansmann
                                     ----------------------------------------
                                      H. Joseph Mansmann, Trustee


                                 By:  /s/ V. Laverne Mansmann
                                     ----------------------------------------
                                      V. Laverne Mansmann, Trustee

                                  /s/ Karl McCalley
                                 -------------------------------------
                                      Karl McCalley

                                  /s/ Phillip K. McCalley
                                 -------------------------------------
                                      Phillip K. McCalley

                                  /s/ Cinsy McCalley Krehbiel
                                 -------------------------------------
                                      Cinsy McCalley Krehbiel

                                  /s/ Stephen M. Moran
                                 -------------------------------------
                                      Stephen M. Moran

                                 W. RUSSELL MORCOM
                                 REVOCABLE TRUST


                                 By:  /s/ W. Russell Morcom
                                     ----------------------------------------
                                          W. Russell Morcom, Trustee


                                 W. RUSSELL MORCOM IRREVOCABLE
                                 TRUST fbo TODD RUSSELL MORCOM
                                 DATED 12/23/99


                                 By:  /s/ Thomas A. Morcom
                                     ----------------------------------------
                                          Thomas A. Morcom, Trustee


                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                 W. RUSSELL MORCOM IRREVOCABLE
                                 TRUST fbo BRAD ALLEN MORCOM
                                 DATED 12/23/99


                                 By:  /s/ Thomas A. Morcom
                                     ----------------------------------------
                                          Thomas A. Morcom, Trustee

                                  /s/ Ray D. Odom
                                 --------------------------------------
                                      Ray D. Odom

                                 JENNIFER ODOM IRREVOCABLE
                                 TRUST AGREEMENT DATED 12/29/99


                                 By:  /s/ A. Van Catteron, Jr.
                                     ----------------------------------------
                                          A. Van Catteron, Jr., Trustee


                                 BRIAN ODOM IRREVOCABLE TRUST
                                 AGREEMENT DATED 12/29/99


                                 By:  /s/ A. Van Catteron, Jr.
                                     ----------------------------------------
                                          A. Van Catteron, Jr., Trustee

                                  /s/ Larry Sims
                                 --------------------------------------
                                      Larry Sims

                                  /s/ Elizabeth Sims
                                 --------------------------------------
                                      Elizabeth Sims

                                 LES GRAT No. 00-1


                                 By:  /s/ Larry Sims
                                     ----------------------------------------
                                          Larry Sims, Trustee


                                 By:  /s/ Elizabeth Sims
                                     ----------------------------------------
                                          Elizabeth Sims, Trustee


                                 LS PARENTS TRUST 00-1


                                 By:  /s/ Gary Martin
                                     ----------------------------------------
                                          Gary Martin, Trustee


                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                 ES PARENTS TRUST No. 00-1


                                 By:  /s/ Gary Martin
                                     ----------------------------------------
                                          Gary Martin, Trustee

                                  /s/ Chin Bin The
                                 --------------------------------------
                                      Chin Bin The

                                  /s/ Stephen Titus
                                 --------------------------------------
                                      Stephen Titus

                                  /s/ Peter A. Titus
                                 --------------------------------------
                                      Peter A. Titus

                                  /s/ Leah A. Titus
                                 --------------------------------------
                                      Leah A. Titus

                                 GREGORY L. WILLIAMS AND
                                 LINDA M. WILLIAMS TRUST DATED
                                 1/28/00 fbo BROOKE M. WILLIAMS

                                 By:  Bank of America N.A., Trustee

                                      By:  /s/ Michael Cook
                                          -----------------------------
                                          Name: Michael Cook
                                          Title: Authorized Signatory


                                 GREGORY L. WILLIAMS AND LINDA
                                 WILLIAMS TRUST DATED 1/28/00 fbo
                                 TINA L. WILLIAMS

                                 BY:  BANK OF AMERICA N.A.,
                                      TRUSTEE

                                      By:  /s/ Michael Cook
                                          -----------------------------
                                          Name: Michael Cook
                                          Title: Authorized Signatory



                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                 GREGORY L. WILLIAMS AND LINDA
                                 WILLIAMS TRUST DATED 1/28/00 fbo
                                 MILLARD L. WILLIAMS AND
                                 JEANETTE M. WILLIAMS

                                 BY:  BANK OF AMERICA N.A.,
                                      TRUSTEE

                                      By:  /s/ Michael Cook
                                          -----------------------------
                                          Name: Michael Cook
                                          Title: Authorized Signatory

                                  /s/ Gregory L. Williams
                                 -------------------------------------
                                      Gregory L. Williams

                                  /s/ Linda M. Williams
                                 -------------------------------------
                                      Linda M. Williams

                                 GREGORY L. WILLIAMS IRA ACCOUNT


                                 By: DLJSC

                                      By:
                                          -----------------------------
                                          Name:
                                          Title:

                                                                      Schedule I

                              Management Investors

                                Incentive Shares     Incentive Shares*
                                -----------------    -----------------

Gregory L. Williams...........    3,000,000            2,000,000
Michael W. Althar.............      300,000              200,000
Lawrence J. Ciaccia...........      500,000              333,335
Raymond T. Ford...............    176,429.60             117,625
Raymond T. Ford IRA...........    123,570.40              82,380
Julie B. Forbes...............      300,000              200,000
Rick Furtney..................      150,000              100,000
George Gidzinski..............      600,000              400,000
Daniel J. Heneghan............      500,000              333,333
Jeffrey G. Mansmann...........      150,000              100,000
Karl McCalley.................      200,000              133,333
Stephen Moran.................       50,000               33,334
W. Russell Morcom.............      500,000              333,333
Ray D. Odom...................      500,000              333,334
Larry Sims....................      600,000              400,000
CB Teh........................      200,000              133,333
Stephen Titus.................      300,000              200,000





--------
* Giving effect to the Company's 1 for 1.5 reverse stock split effective on February 23, 2000.